# NovaDel Pharma Inc.

NOVEL DELIVERY OF PHARMACEUTICALS

**September 14, 2005**
**AMEX: NVD**
**www.novadel.com**

# SAFE HARBOUR STATEMENT

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's most recent Form 10-KSB, dated October, 2003, filed with the Securities and Exchange Commission; a copy of that Form 10-KSB is available from the Company upon request. In assessing forward-looking statements contained herein, if any, reader is urged to carefully read all cautionary statements contained in that filing with the Securities and Exchange Commission.

NovaDel Pharma is a specialty pharmaceutical company with a proprietary, core enabling drug delivery technology with broad applications:

prescription

over-the-counter

veterinary

The oral spray technology platform offers important benefits to patients --- most notably *faster onset of action*.

## Six Oral Spray Products

- Lead Compound -- FDA: 'Approvable'
  - Acute Angina
- 5 additional drugs with completed human PK studies
  - Migraine
  - Insomnia
  - Anxiety
  - Nausea (Cancer Chemotherapy)
  - Pre-Procedural Sedation

# Oral Spray Technology

- Low Risk
- Short Time to Market
- Low Development Costs
- Opportunity for Expiring Drug Patents
- Enhanced Product Performance
- Targeting Large ($$) Markets

## *LOW RISK STRATEGY*

**NovaDel's current R&D pipeline is focused exclusively on approved drugs with well-established efficacy and safety profiles.**

# SHORT TIME TO MARKET

| | |
|---|---|
| Proof of Concept | ~8 Months |
| • Formulation Development | |
| • Pilot Human Pharmacokinetic Study | |
| Pre-IND Meeting with FDA | |
| File IND | ~3 Months |
| Clinical Development | ~12 Months |
| • Definitive PK Study +/- | |
| • Clinical Dose-Ranging Study | |
| • Local (oral) Safety study | |
| Pre-NDA Meeting / Prepare NDA | ~6 Months |
| Submit NDA 505(b)(2) | |
| ***Total Development Time*** | ***~2 to 2½ Yrs*** |

# LOW DEVELOPMENT COSTS

| | New Chemical Entity | NovaDel Oral Spray |
|---|---|---|
| Cost | *$1-1.25 Billion* | *$3-5 Million* |

# PRODUCT LIFE-CYCLE MANAGEMENT OPTION FOR BIG PHARMA

## Patent Expirations Threaten Core Franchises


2002E U.S. SALES OF DRUGS LOSING PATENT PROTECTION ($B)
2002-2007
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$10.6
$9.7
$10.2
$4.8
$20.1
$9.6
2002
2003
2004
2005
2006
2007

*Source: IMS data estimates*

# Enhancing Brand Performance

- Faster onset of action
- Possibility of lower dose and avoidance of gastrointestinal and hepatic side effects
- Reliable dosing
- Convenience

# NOVADEL R&D PIPELINE --- FOCUSED ON LARGE MARKETS

| Brand Name | Indication | Sales(MM) | Status |
| --- | --- | --- | --- |
| Nitroglycerin | Acute Angina | $60 | Approvable letter 6-01-05. Partnered with Par Pharm. Anticipate 1Q 06 launch. |
| Ambien® | Insomnia | $1,500 | Pilot PK study, pre-IND meeting completed. |
| Imitrex® | Migraine | $1,200 | Pilot PK study, pre-IND meeting completed. |
| Zofran® | Nausea | $1,300 | Pilot PK study, pre-IND meeting completed. Partnered with Hana, who projects 2007 launch. |
| Xanax® | Anxiety/Panic | $922 | Pilot PK study completed. |
| Diprivan® | Anesthesia/Sedation | $507 | Partnered with Manhattan Pharma. Pilot PK Study completed. IND filed. |

# Zolpidem (Ambien®) Oral Spray Benefits

- Shorter sleep latency
  --- at bedtime or during the night
- Avoid delay of onset due to food effects
- Ideal for executive travel
- Lower dose well-suited to middle-of-the-night dosing

# ZOLPIDEM PILOT PK STUDY


Zolpidem Plasma Concentrations
Concentration (ng/mL)
90
80
70
60
50
40
30
20
10
0
3
6
9
12
15
20
Time
2.5 mg LS
5 mg LS
10 mg LS
10 mg TAB

N = 10 healthy human subjects

Differences between 10 mg LS and Ambien are highly statistically significant at 12 (p=0.001), 15 (p<0.001) and 20 (p=0.009) minutes

# ZOLPIDEM PILOT PK STUDY


Zolpidem Plasma Concentrations
Concntration (ng/mL)
125
100
75
50
25
0
15
60
120
240
360
480
600
720
Time
2.5 mg LS
5 mg LS
10 mg LS
10 mg TAB

N = 10 healthy human subjects

# ZOLPIDEM PILOT PK STUDY


Mean Drowsiness/Sedation Scores
Drowsiness/Sedation Score
0
1
2
3
4
15
30
60
Time
2.5 mg LS
5 mg LS
10 mg LS
10 mg TAB

N = 10 healthy human subjects

Difference between 10 mg LS and Ambien at 15 minutes is statistically significant ($p<0.025$)

# *ZOLPIDEM LINGUAL SPRAY*

Pilot PK and PD Data suggest that this product might offer the shortest possible sleep latency (time to fall asleep) of any hypnotic

Would likely outperform Ambien® tablet, Ambien CR®, Indiplon®, and Lunesta® on this important endpoint

# Ondansetron (Zofran®) Oral Spray Benefits

- Faster relief from nausea for chemotherapy patients
- More convenient form for patients experiencing breakthrough emesis --- no need to swallow and 'keep it down'

# ONDANSETRON PILOT PK STUDY



Ondansetron Plasma Concentrations
Concntration (ng/mL)
15
10
5
0
0
3
6
9
12
15
20
30
Time
8 mg Spray
8 mg Spray SL
8 mg TAB

N = 9 healthy human subjects

# ONDANSETRON PILOT PK STUDY



Ondansetron Plasma Concentrations
40
30
20
10
0
Concntration (ng/mL)
15 60 120 240 360 480 600 720
Time
8 mg Spray
8 mg Spray SL
8 mg TAB

N = 9 healthy human subjects

# *ONDANSETRON LINGUAL SPRAY*

**Pilot PK Data suggest that this product could offer chemotherapy patients the easiest way to obtain relief from the emetogenic effects of their treatment**

**Hana Biosciences projects launch in 2007**

# Delivery Devices





For illustration only

# NOVADEL INTELLECTUAL PROPERTY

- **5 U.S. and 6 European patents issued to date, 120 patents pending**
- **Patents cover broad *and* specific claims**
  - *Technology -* **polar & non-polar compounds and solvents; pump & aerosol spray systems**
  - *Multiple therapeutic categories*
  - *Specific compounds*

# Veterinary Market Partnership

- License agreement with Velcera Pharmaceuticals
- Expands oral spray technology into $14 Billion global market
- NovaDel receives equity, upfront technology fee, milestone payments and royalties on sales

# NOVADEL FINANCIALS

- Exchange: AMEX: NVD
- Market Cap: ~ $41MM
- Shares Outstanding: 40,567,318
- Cash position: $4.1 MM as of 4/30/05, and $6.5 MM net proceeds from private placement on 5/26/05
- Investors in May 2005 placement: ProQuest, Caisse de depot et placement du Quebec
- Revenues from R&D reimbursement, milestone payments and double digit royalties from 4 partnerships

# NOVADEL MANAGEMENT

- Gary A. Shangold, MD — President & CEO
  - J & J, Serono, Harvard & U. Chicago Medical Faculties (22 Yrs)
- Henry Kwan, PhD — Head of Pharmaceutical Sciences
  - Eurand, Warner-Lambert, Schering-Plough (27 Yrs)
- Barry Cohen — VP Business Development
  - Keryx, Novartis, Wyeth, Sterling Drug (19 Yrs)
- Jean Frydman, JD — General Counsel
  - Pfizer, Pharmacia, Knoll, Abbott (23 Yrs)
- Michael Spicer — Chief Financial Officer
  - Orchid Biosciences, White River, Chinet, Kraft General Foods and Deloitte & Touche (27 Yrs)

# KEY 2005 ACCOMPLISHMENTS

- Completed human proof of concept PK studies:
  - zolpidem (Ambien®)
  - ondansetron (Zofran®)
  - alprazolam (Xanax®)
- Raised $7 million in private placement
- Received FDA *Approvable* letter on NitroMist™ NDA
- Completed 3 pre-IND meetings
  - sumatriptan (Imitrex®)
  - zolpidem (Ambien®)
  - ondansetron (Zofran®)

# REMAINING 2005 MILESTONES

| | |
|---|---|
| • NitroMist™: | Obtain NDA *Approval* |
| • Sumatriptan: | File IND / Initiate clinical study |
| • Ondansetron: | File IND / Initiate clinical study |
| • Zolpidem: | Formulation optimization |
| • Alprazolam: | Pre-IND Meeting |
| • Propofol: | Formulation optimization |

- Secure additional partnerships

# *NOVADEL PHARMA INC --- SUMMARY*

- Specialty pharmaceutical company, proprietary drug delivery technology with strong patent protection
- 6 pipeline drugs representing $5.5 billion in current revenue
- Short, inexpensive, low risk development path
- Approvable letter for first NDA
- 4 license agreements signed
- Experienced management team with proven track record in pharmaceutical industry and drug development

NOVADEL PHARMA INC.

NOVEL DELIVERY OF PHARMACEUTICALS

AMEX: NVD

www.novadel.com